UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2010

SORL Auto Parts, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-11991	30-0091294
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

No. 1169 Yumeng Road Ruian Economic Development District Ruian City, Zhejiang Province People’s Republic of China
(Address of principal executive offices)

   Registrant’s telephone number, including area code:   86-577-6581-7720

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01            Regulation FD Disclosure.

A copy of the Company’s press release issued on November 19, 2010, regarding the Company’s financial results, forecast and Form 10-Q/A, is attached hereto as Exhibit 99.1.

ITEM 9.01            Financial Statements and Exhibits.

(d)            Exhibits.

There is furnished as part of this report the exhibit listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SORL Auto Parts, Inc.

Date: November 19, 2010	By:/s/ /s/ Xiao Ping Zhang
Xiao PXiao Ping Zhang, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on November 19, 2010